1 1 Investor and Analyst Day June 24, 2010 Nasdaq: LGND Exhibit 99.1

Ligand Pharmaceuticals, Inc. 2 2 Investor and Analyst Day John Higgins President and Chief Executive Officer June 24, 2010 - New York

3 3
Safe Harbor Statement
The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations.  Forward-
looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,“ “should,”
“could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, the reverse stock split may not be completed, and the intended benefits of the reverse stock split, expense reductions and drug development programs may not be realized.  In addition there can be no assurance that Ligand will achieve its guidance in
2010 and 2011.
The forward-looking statements made in the presentation are subject to several risk factors, including, but not limited to, Ligand’s reliance on collaborative partners for milestone and royalty payments, regulatory hurdles facing Ligand’s product candidates, uncertainty regarding Ligand’s product development costs, the possibility that Ligand’s drug candidates might not be proved to be safe and efficacious, the commercial performance of Ligand’s approved products, and a possible failure to successfully combine the businesses of
Neurogen and/or Metabasis with Ligand’s business.  Additional risks may apply to forward-
looking statements made in this presentation.
The risk factors facing Ligand are explained in greater detail in Ligand’s, filings with the
SEC, including the most recently filed annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as other public filings.
While forward-looking statements reflect our good faith beliefs (or those of the indicated
third parties), they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 4
Investor and Analyst Day Agenda
Welcome and Company Overview John Higgins
Financial Highlights John Sharp
Ligand Partnered Asset Portfolio Rob McKay
Promacta Nezam H. Afdhal, MD
Expanding the Partnership Pipeline Syed Kazmi, PhD
SARM Program
Shalender Bhasin, MD
Questions & Answers / Reception

5 5
Investor Day
•
Ligand’s Directors own ~9% of the company
•
Other top holders
–
Wellington
–
Biotech Value Fund
–
BlackRock
–
UBS
–
Vanguard
–
Pennant
–
Chesapeake Partners
–
DWS Investment GmbH
–
RA Capital

6 6
We Have Delivered
• We have fully restructured and rebuilt Ligand
• We have cut costs while building our asset base
• We have met our financial guidance
• We have advanced our pipeline
• We have completed three valuable acquisitions

7 7
Our Business Philosophy
•
Run a business that is oriented toward being a financial growth story
– Our belief is we should not build a business around “biotech promises,” instead we should build a business that generates cash flow and makes investors
(shareholders) money
•
Buy or develop a large portfolio of assets that can yield positive cash flow
•
Fiercely manage expenses
– Unfortunately, this industry has managed to squander vast amounts of money on programs, infrastructure, and elaborate public enterprises that did not warrant the investment
– No guarantee what we choose to fund will succeed, but we will be very disciplined in the process
•
Avoid the biotech financing loop
– Avoid costly dilution
– Make better long-term decisions

8 8
Perception Reality
• The rewards from discovering, developing,
and commercializing a biotech drug can be
enormous
• True, but the vast majority of programs
fail to ever reach that payoff
• A biotech company should retain late-stage
and/or commercial rights as the economic
reward will be greater
• The return is not necessarily greater, in
fact it might be smaller.  But for certain
the risks will be greater as costs,
timelines, competitiveness and pricing
pressures in this industry have all gone
up dramatically over the last 20 years.
• Investors and the pharma industry as a
whole can make money by investing in a
wide array of assets and de-risking
strategies
• BUT if an individual biotech company is
going to increase its chances to succeed,
it has to do things differently than how
companies were run in the early 1990s
Ligand: A Business Model Built on Today’s Reality

9 9
Why the Ligand Royalty Model is So Compelling
•
Integrate most
functional expertise into
the company
•
Short remaining patent life
•
Own products through
late-stage development
or commercialization
Vast portfolio of royalty
partnerships
•
1 or 2 royalty streams
Research and partnering
engine
Ligand Today
Result
•
Unexciting
•
No growth
•
Fixed value company
•
No engine to drive new
deals
“Yesterday’s”
Royalty Model
“Yesterday’s”
FIPCO Model
Result
• Large revenue potential
• Substantial growth
potential
• Substantially lower
costs and risk
Result
•
High costs and risks,
beholden to wall street for
financing
•
Questionable if the ROI
justifies the model

10 10
Why the Ligand Royalty Model is So Compelling
•
Integrate most
functional expertise into
the company
•
Short remaining patent life
•
Own products through
late-stage development
or commercialization
Vast portfolio of royalty
partnerships
•
1 or 2 royalty streams
Research and partnering
engine
Ligand Today
Result
•
Unexciting
•
No growth
•
Fixed value company
•
No engine to drive new
deals
“Yesterday’s”
Royalty Model
“Yesterday’s”
FIPCO Model
Result
• Large revenue potential
• Substantial growth
potential
• Substantially lower
costs and risk
Result
•
High costs and risks,
beholden to wall street for
financing
•
Questionable if the ROI
justifies the model

11 11
Why the Ligand Royalty Model is So Compelling
Ligand Today
Vast portfolio of royalty
partnerships
Research and partnering
engine
Result
• Large revenue & ER
potential
• Substantially lower
costs and risks
• Over 30 programs
• Long patent lives
• Some high royalties that
approach a profit split
• Efficient research
focused on licensing
at early inflection
points

12 12
Ligand’s Potential Downside
Individual project set-backs
Slower growth
Partners drop programs
Ligand’s Potential Upside
Blockbuster product approved/in-development
Near-term profitability
Well funded/financially disciplined
More royalty partnerships than any peer co
Attractive fully-owned pipeline
Substantial calendar of news flow
Large NOLs
Risk
Reward
The Investment Proposition: Risk vs. Reward
We believe the upside reward is substantially greater than the downside risk

13 13
Illustrative Sum of the Parts
• Cash $30 million
• Over $500 million in NOLs with estimated ~$100 million net present value
• Avinza – up to $25 million in net present value - royalty annuity through 2017
• Promacta
Currently marketed and in development for five other indications
12 years remaining patent life
Tiered royalties averaging to about 9%
How big will this drug be?
• SERMS – approved, could launch soon
• CXCR2, P-38,
Dinaciclib, IL-9
– High-quality, mid-stage programs
• Over 30 partnered programs – news flow and milestone potential
• 10 fully owned internal programs

14 14
Sum of the Parts Illustration
Avinza
• Promacta
• SERMs
• 30 other funded programs
• Fully owned pipeline
Nols
Cash
$180 million Current
Market Capitalization
“Biotech” Value
How much more
will this grow
over the next few
years?
~$25
~$100
~$30
$155 million

15 15
Ligand…Why Now?
•
Given reduced expenses and revenue outlook, we project turning profitable on an operating basis next year
•
Promacta is a “now” story
–
New trials have initiated recently
–
New territories are launching for ITP
–
HepC P-III trials are winding down with data expected in about a year
•
Ligand just closed a few great acquisitions which have more than tripled our pipeline and partnered assets
•
Partners have announced several positive developments in past few months
•
Data is coming out of our internal pipeline over the next six months

16 16
A View of the Future
•
2 marketed products : Avinza and Promacta
•
2 approved products pending launch: Conbriza and Fablyn
•
2 products announced to have NDA filings by end of 2012: Aprela and
Acadesine
•
9 drug candidates could launch between 2014 and 2018
CXCR2
BACE
P-38
JNK2
CDK LXR
IL-9 FXR
Hepatitis

17 17
Potential Significant Revenue Expansion Over Next Several Years
Illustrative Growth
2016
Promacta
2012 Avinza
Promacta Conbriza
Avinza Aprela
Conbriza Fablyn
Aprela Acadesine
Fablyn CDK
>$20 million royalties CXCR2
Plus license fees P-38
IL- 9
>$200 million royalties
Plus license fees

18 18
2012 2016
>$20 Mil. >$200 Mil.
Potential Significant Revenue Expansion Over Next Several Years
• 10 fold increase in royalties. Growth due to:
– New product launches
– New territories
– New indications
– Increasing royalty rates upon sales growth
• Potential for nearly $100 million in milestones over the same period
• Annual expenses over this projection period estimated to be $15 to $20 million
Illustrative Royalty Revenue Growth

Ligand Pharmaceuticals, Inc. 19 19 Financial Update Delivering Good Performance John Sharp Vice President, Finance and Chief Financial Officer

20 20 Highlights • Operating Expenses • Overview of Net Operating Losses • Financial Guidance • Reverse Stock Split

21 21
Operating Expense Trend
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
2007 2008 2009 2010 2011*
G&A
R&D
* High end of expense guidance range
• Ligand has significantly reduced expenses over the last several years
• During the same period, the company closed 3 acquisitions while significantly expanding its asset base
Pharmacopeia Acquisition
Neurogen Acquisition
Metabasis Acquisition

22 22
Value of Net Operating Loss Carryforwards (NOL)
• Ligand has accumulated substantial NOL’s through our operating history and acquisitions
• NOL’s should provide significant relief on taxable income if the company turns profitable
•
NOL’s as of December 31, 2009 = $514 million
•
Due to tax code, NOL’s are limited in the quantity and the timing in which they can be used, so we do not expect to get a full offset on taxable income immediately
•
Estimated net present value of NOL’s = ~$100M
•
In near-term, the NOL tax should reduce federal tax rate from 34%
down to 2% (AMT)

23 23
Financial Guidance
2010 Guidance:
• Revenue approximately $25 million
Combination of royalty, contract payments and milestones
• Operating expenses approximately $30 million
One-third G&A, two-thirds R&D
• Cash at year end projected to be greater than $30 million
2011 Guidance:
•
Operating expenses projected to be in range of $15 - $18 million
•
Projecting turning profitable on an operating basis and having positive cash flow from operations

24 24
Reverse Split
• Over Ligand's history, company raised money through a series of highly dilutive financings
• Company initiated restructuring about three years ago but never addressed its bloated share base
• Now is an appropriate time given the progress of the company and our outlook for the business
• A lower share count and higher stock price provides numerous benefits including improving trading dynamics, lower costs and increased per share reported amounts
• The middle of the reverse split range would yield a share count of approximately 16 million shares versus 118 million shared currently outstanding

25 25
Illustrative Income Statement Assuming Reverse Split
($ in millions)
Pre-split Post-split
Revenue 40.0 $     40.0 $
Expenses 20.0        20.0
EBIT 20.0        20.0
Interest & other 1.0          1.0
Taxes (0.4)         (0.4)
Net income  20.6 $     20.6 $
EPS 0.18 $     1.31 $
Shares outstanding 117.6      15.7        *
* assumes midpoint of split range;1-for-7.5

Ligand Pharmaceuticals, Inc. 26 Ligand Partnered Asset Portfolio Value Through Shots on Goal Rob McKay Associate Director, Business Development

NDA / App
11%
Preclinical
28%
Phase III
8%
Phase II
42%
Phase I
11%

LIGAND

27 Ligand’s Partnered Asset Portfolio Ligand has a very large portfolio of partnered programs which are the core of Ligand's financial growth model

NDA / App
11%
Preclinical
28%
Phase III
8%
Phase II
42%
Phase I
11%

LIGAND

28 Ligand’s Partnered Asset Portfolio The Ligand partnered portfolio consists of 33 fully funded programs that have the potential to generate over $500M in milestones and royalties on future sales

29 Ligand’s Partnered Asset Portfolio Significant potential for new product launches and expanded indications the next several years * *

30 Ligand’s Partnered Asset Portfolio Over half of the partnered portfolio is in mid-late stage clinical trials

NDA / App
11%
Preclinical
28%
Phase III
8%
Phase II
42%
Phase I
11%

LIGAND

31
Ligand’s Partnered Asset Portfolio
Significant news flow over the next 18 months
• Aprela NDA Filing • Promacta-Japan ITP Approval
• Promacta HepC PIII Data
• SARM PI Data
•BACE PII Initiation
• IL-9 PII Completion
• Conbriza EU Launch
• Oral EPO Clinical Candidate
• Glucagon Clinical Candidate
• TR-beta Clinical Candidate
• Dinaciclib PII Completions
• Acadesine PIII Data
• GCGR PI Initiation
• Promacta
PII Oncology Data
• Roche HepC PII Initiation

gsk GlaxoSmithKline

Pfizer

Roche

MERCK

Bristol-Myers Squibb

AstraZeneca

Celgene

EXELIXIS™

LIGAND

32
Quality Partnerships and Portfolio Value
• Ligand's promising long-term growth is firmly based on finding partners who can deliver our assets into the hands of patients
• Ligand’s ideal partners have the following qualities:
– The expertise to bring each unique asset through development into the marketplace
– A need for our product in their portfolio
– The resources to make it all happen
Long-term Ligand shareholder value is highly based
on the quality of our partnerships

33 Examples of Value Through Quality Partnerships Assessing the value of Ligand’s partnered portfolio by examining two premier partnerships

34
The Merck-Ligand Collaboration
• A pipeline of innovative products in established or emerging Merck franchises
• The potential for milestone and royalty revenue in the near and long-term
• Regular news flow from a variety of programs
Phase III
CABG
Phase II
COPD
Phase II
Oncology
Phase I
Alzheimer’s
Pre-clinical
Multiple assets under the control of one of the
world’s leading pharmaceutical companies has the potential to produce enormous value for Ligand shareholders
*Acadesine was licensed to Merck by PeriCor
5 Programs
BACE
Dinaciclib
SCH 527123 Acadesine*

mucus
Excess mucus
Inflamed lining of bronchiole

LIGAND

35
• What does SCH 527123 do?
Antagonist of chemokine receptor 2, blocking the activation
of neutrophils.
Reduces airway damage and mucous build up seen in
diseases like COPD
• What stage of development is SCH 527123 at?
Phase II study for COPD. Expected to be completed in 3Q12
• Why is SCH 527123 interesting?
12M COPD patients in US with no effective long-term
treatment
Part of the respiratory franchise for Merck
Novel NME with strong patent protection
SCH 527123 (CXCR2 Antagonist)
SCH 527123 is a potential first-in-class, blockbuster medication for pulmonary obstruction diseases like
COPD
Airway Obstruction in COPD
(thinkcopddifferently.com-2010)

—
—
—
—
—
—

The Cell Cycle
Cell with chromosomes in the nucleus
G1
Cell division
DNA synthesis
Mitosis
M
CDK
cyclin
S
Chromosome duplication
Chromosome separation
G2
Cell with duplicated chromosomes

LIGAND

36
• What does Dinaciclib do?
Inhibitor of cyclin dependent kinase (CDK)
Inhibiting CDK should block cell-cycle progression and
promote apoptosis
• What stage of development is Dinaciclib at?
Multiple Phase II studies for cancer. The studies will
complete in late 2010 through 2012
• Why is Dinaciclib interesting?
Merck is making a large commitment to becoming a player in
the oncology field
Novel kinase inhibitors are the next wave of therapeutics in the oncology space
Novel NME with strong patent protection
Dinaciclib (CDK Inhibitor)
Dinaciclib
is a pro-apoptotic cyclin
dependent kinase
inhibitor with potential anti-neoplastic activity
CDK Control of the Cell Cycle
(sandwalk.blogspot.com-2009)

B Amyloid Plaques
Extracellular
APP
B-Secretase Cleavage
sAPPB
AB42
Y-Secretase Cleavage
Intracellular

37
• What does a BACE Inhibitor do?
BACE inhibitors block the activity beta-secretase (BACE)
Inhibiting beta-secretase should lower the amount of beta-
amyloid protein produced in the brain, limiting the plaque
formation that is thought to be a cause of Alzheimer’s
disease
• What stage of development is BACE Program at?
Merck has a BACE molecule in Phase I
• 58% reduction in beta-amyloid protein seen in single dose PI study
Ligand anticipates a late 2010 Phase II initiation
• Why are BACE inhibitors interesting?
5-6M patients in the US with little therapeutic options
• Estimated at more than 15M world-wide
Completely novel mechanism of action
Novel NME with strong patent protection
BACE Inhibitor Program
The Merck BACE inhibitor program is developing a novel, first-in-class therapeutic for Alzheimer’s disease by targeting beta-secretase
BACE Cleavage of beta-amyloid Protein
(sigmaaldrich.com-2008)

38
Merck Collaboration Summary
The Merck collection of assets has the potential to produce one of the next blockbuster drugs in the Ligand asset portfolio
Phase III
CABG
Phase II
COPD
Phase II
Oncology
Phase I
Alzheimer’s
Pre-clinical
The opportunity is for any one (or several) of these assets
to become the next Promacta for Ligand
5 Programs
BACE
Dinaciclib
SCH 527123 Acadesine*

39
The GSK-Ligand Collaboration
• Increasing royalty revenue over time from expanded indications
• Regular news flow of filings and approvals
• Regular news flow from a variety of programs
• 2nd Generation TPO Receptor Agonist licensed to GSK  as a follow-on molecule to
Promacta
Approved
ITP
Phase III
HepC
Phase II
Oncology
Phase II
Thrombo
Phase I
Other Indications
GSK and Ligand have a long-standing collaboration to develop thrombopoietin receptor agonists for treatment of thrombocytopenia
Promacta
GSK 2285921*
Promacta Promacta Promacta

40
• What does Promacta do?
Promacta is a once daily oral medicine that activates
the thrombopoietin (TPO) receptor
Activation of the TPO receptor causes an increase in
the production of platelets
• What is Promacta approved for?
Promacta is approved for ITP in multiple countries
• What are the next indications for Promacta?
Promacta is in Phase III for HepC-related
thrombocytopenia and we project it to launch in 2012
Promacta is in Phase II for thrombocytopenia related
to various cancer types
Promacta Facts
Promacta is a first-in-class therapy for raising platelet levels in patients experiencing thrombocytopenia

41
• GSK is currently running two potentially large Phase III studies in HepC patients
Study 1 (PEGASYS/Ribavirin)
Study 2 (PEGINTRON/Ribavirin)
• Both studies are randomized, double blind, placebo controlled in 750 patients currently on peginterferon/ribavirin
• Primary outcome is Sustained Virologic Response (SVR) 6 months after treatment
• Data is expected from both in 3Q11
• Phase II data showed 65% of patients on 75mg daily of Promacta finished viral therapy course, compared to 6% on placebo.
• 10% of all HepC patients cannot finish viral therapy due to thrombocytopenia, resulting in a sub-optimal therapeutic response
Promacta and HepC-Related Thrombocytopenia
The ongoing Phase III studies for HepC-related thrombocytopenia are the basis for a large expansion of the Promacta value

42
• The platelet segment is the next frontier in the multi-billion dollar hematology market
• Promacta and its backup compound will build a long-term platelet franchise for GSK/Ligand
• GSK is expending large amounts of resources and money to expand
Promacta markets and indications
Two 750 patient studies for HepC-related thrombocytopenia
• Data expected in 2H11
Currently in multiple PI and PII studies for cancer-related thrombocytopenia
Filings and approvals in new countries
• ITP approval in Japan expected in 2H10
Promacta: Reasons for Excitement
Ligand shareholders have many
reasons to be very excited about Promacta

World-Wide Sales ($M)

	2012	2013	2014	2015	2016
Blended Royalty Rate (%)	7.1	8.1	8.6	8.8	9
Ligand Revenue ($M)	29	52	74	89	104

LIGAND

43
What Promacta Means to Ligand
Independent Analyst
Projected Sales
for Promacta*
Potential royalty revenues from Promacta are the
basis for transformative growth at Ligand
0
200
400
600
800
1000
1200
1400
2012 2013 2014 2015 2016
Year
Yearly Revenue
Projections for Ligand
from Promacta Sales**
*Projected sales figures are the average projections from 6 independent analyst groups, including Bank of America-Merrill Lynch, Credit Suisse, JP Morgan, Morgan Stanley, Nomura, and UBS
**There can be no assurance these results will be achieved. Projections derived from analyst revenue estimates.

Ligand Pharmaceuticals, Inc. 44 Promacta and its Role in Treating HepC-Related Thrombocytopenia Nezam Afdhal, M.D. Gastroenterology Chief of Hepatology, Beth Israel Deaconess Medical Center

The Role for Eltrombopag in the Treatment of HepC-Related Thrombocytopenia N. Afdhal M.D Beth Israel Deaconess Liver Center Harvard Medical School

Agenda Eltrombopag Background Conclusions from the ELEVATE Study Eltrombopag PII HepC Study Results The ENABLE 1 and ENABLE 2 PIII Studies

The Unmet Medical Need for Thrombocytopenia
Thrombocytopenia is a major factor in patients being unable to achieve a desired clinical outcome in dozens of diseases
Currently estimated to be nearly two million patients annually in the
US who need to be treated for thrombocytopenia
Current non-drug techniques used to increase platelets (i.e. platelet transfusion, splenectomy) are costly, risky, and inconvenient.
The need for a more convenient and effective method for combating thrombocytopenia is clear

Liver Disease–Associated Thrombocytopenia
Platelet counts may be as low as
20,000–40,000/µL
Prevalence of thrombocytopenia
increases with severity of liver disease
Degree of thrombocytopenia correlated
with severity of liver disease
Thrombocytopenia predictive of
reduced 5-year survival
Thrombocytopenia may develop or
worsen with interferon-based therapy
Degree of Liver
Damage
Thrombocytopenia
Prevalence
Normal liver 2.3%
Fatty liver 5.1%
Chronic hepatitis 20.3%
Advanced liver
disease
31.8%

Eltrombopag
Thrombopoietin receptor agonist
Oral, once-daily tablet
Induces megakaryocyte
proliferation and differentiation
Increases platelet counts in
patients with HCV
1
1. McHutchison
J, et al.N
Engl J Med. 2007;357:2227–2236.

Cytoplasm
STAT
RAS/RAF
MAPKK
p42/44
SOS SOS
GRB2 SHC
Cell membrane
Eltrombopag – Mechanism of Action
thrombopoietin
receptor
inactive receptor active receptor
Signal Transduction
eltrombopag
Increased platelet production

Eltrombopag Clinical Studies Conclusions from the ELEVATE Study

Eltrombopag in Chronic Liver Disease Patients
with Thrombocytopenia Undergoing an Elective
Invasive Procedure: Results from ELEVATE,
a Randomised Clinical Trial
N. Afdhal, E. Giannini, G.N. Tayyab, A. Mohsin,
4
J-W. Lee,
5
A. Andriulli,
6
L. Jeffers,
7
J. McHutchison,
8
F. Campbell,
9
N. Blackman,
10
D. Hyde,
9
A. Brainsky,
11
D. Theodore
12
1. Division of Gastroenterology/Liver Center, Beth Israel Deaconess Medical Center, Boston, MA, USA;  2. Gastroenterology Unit, Department of Internal
Medicine, University of Genoa, Genoa, Italy;  3. Department of Medicine, Gastroenterology and Hepatology, Post Graduate Medical Institute, and Lahore
General Hospital, Lahore, Pakistan;  4. Department of Gastroenterology, Services Hospital Lahore, Services Institute of Medical Sciences, Lahore,
Pakistan;  5. Department of Internal Medicine, Inha University Hospital and School of Medicine, Incheon, Korea;  6. Department of Internal Medicine,
Division of Gastroenterology, Casa Sollievo Sofferenza Hospital, San Giovanni Rotondo, Italy;  7. Center for Liver Diseases, University of Miami, Miller
School of Medicine, Miami, FL, USA;  8. Division of Gastroenterology, Duke University Medical Center, Durham, NC, USA;  9. Clinical Development,
GlaxoSmithKline, Stockley Park, Uxbridge, UK;  10. Biometrics and Epidemiology, GlaxoSmithKline, Collegeville, PA, USA;  11. Clinical Development,
GlaxoSmithKline, Collegeville, PA, USA;  12. Clinical Development, GlaxoSmithKline, Research Triangle Park, NC, USA
1
2
3

Median Platelet Count from ELEVATE
147
144
145
141
139
134
132
131
50
49
128
125
116
125
120
117
125
127
Placebo
Eltrombopag
n =
n =
Number with available data:
Eltrombopag
Placebo
0
20
40
60
80
100
120
140
160
180
200
220
Screening Day
1
Day
8
Day
15
Day
16–19
7
DFU
14
DFU
21
DFU
30
DFU
Median (interquartile range)
Treatment
Period
Procedure

Primary Endpoint: Avoiding Platelet
Transfusions with Elective Invasive Procedure
Difference 53% (95% CI: 43, 62)
p
< 0.0001
0
10
20
30
40
50
60
80
100
Placebo
(N = 147)
Eltrombopag
(N = 145)
70
90
72%
19%
n = 28 n = 104

Selected Adverse Events
Placebo
(N = 145)
Eltrombopag
(N = 143)
n (%) n (%)
Bleeding 25 (17) 19 (13)
Thrombotic event 2 (1) 6 (4)
Ocular (focus on cataracts / visual
acuity decrease)
6 (4) 6 (4)
Malignancies* 1 (<1) 1 (<1)
* Basal cell carcinoma (Grade 2) reported for one patient receiving placebo and B cell lymphoma (Grade 4) reported for one patient receiving eltrombopag; neither was considered to be related to treatment by the investigator.

Summary of Thrombotic Events
Thrombotic event
Temporal
relationship to last
dose
Temporal
relationship to
procedure
Platelet count at
event (Gi/L)
Procedure
PV / SMV thrombosis +1 –6 days 417
Brain tumour
resection
PV thrombosis +5 +4 days 288
Oesophageal
variceal ligation
SMV thrombosis +8 +7 days 235 Dental extraction
SMV / mesenteric
thrombosis
+9 +7 days 289 HCC ablation
SPV thrombosis +14 +13 days 241 TACE
PV thrombosis +38 +34 days 33
Oesophageal
variceal ligation
Acute MI +20 +19 days 83 Colon resection
Non-occlusive PV and
mesenteric thrombosis
+128 +128 days Unknown
Oesophagoduo-
denoscopy
PV, portal vein; SMV, superior mesenteric vein; SPV, spleno-portal vein; MI, myocardial infarction
Eltrombopag
Placebo

Thrombotic Events and Platelet Count Platelet count >200,000/µ L YES NO 47 patients (16%) 241 patients (84%) YES = 5 (10.6%) NO = 42 (89.4%) YES = 3 (1.2%) NO = 238 (98.8%) TEs

Conclusions
Eltrombopag 75 mg for 14 days
– Reduced the need for platelet transfusions in CLD patients with thrombocytopenia undergoing elective invasive
procedures
– Increased platelets during treatment period and up to 2
weeks following treatment
– Similar incidence of adverse events and serious adverse
events
– More thrombotic events in the eltrombopag group

Eltrombopag Clinical Studies HepC Studies

Eltrombopag PII HepC Study Design
4 wk
12 wk
PEG-IFN + ribavirin
+ eltrombopag
Pre-antiviral
Eltrombopag
4 wk
4 wk
4 wk
12 wk + Eltrombopag
12 wk same here
12 wk same here
INITIATE
antiviral Rx if platelets
>70–100 K/µL
30 mg
50 mg
75 mg
PART 1                                         PART 2
4 wk
4 wk
4 wk
4 wk
Follow-up

≥

Percent subjects with platelet count ≥ 100 x x103/ul at Week 4

Primary Efficacy Endpoint Platelet count 100,000/uL at Week 4 PLACEBO 30 mg 50 mg 75 mg 0.0007 0.0003 < 0.0001 0% 74% 75% 95% 0% 20% 40% 60% 80% 100% McHutchison, NEJM 2007

Subjects initiating IFN therapy
Week 4 (>70 x103/ul)

Subjects Initiating PEG-IFN Therapy at Week 4 PLACEBO 30 mg 50 mg 75 mg 22% 74% 71% 91% 0% 20% 40% 60% 80% 100%

Percent subjects completing 12 weeks IFN therapy (n/N, %)

Subjects Completing 12 Weeks of PEG-IFN Therapy PLACEBO 30 mg 50 mg 75 mg 6% 53% 36% 65% 0% 20% 40% 60% 80% 100%

HCV Phase II Study Median Platelet Count 0 50 100 150 200 250 0 14 28 42 56 70 84 98 112 Study Day Placebo 30 mg 50 mg 75 mg INITIATION MAINTENANCE McHutchison, AASLD 2006

Adverse Events – Pre-Antiviral Phase
Treatment Group, n (%)
PBO
N=18
30mg
N=14
50mg
N=19
75mg
N=23
Any AE 10 (56) 11 (79) 10 (53) 13 (57)
Headache 3 (17) 5 (36) 3 (16) 4 (17)
Dry mouth 1 (6) 2 (14) 2 (11) 2 (9)
Pruritus 0 0 0 2 (9)
Nausea 0 1 (7) 2 (11) 1 (4)
Fatigue 0 0 2 (11) 1 (4)
Upper abdominal pain 0 2 (14) 2 (11) 0
Insomnia 0 0 2 (11) 0
Arthralgia 0 2 (14) 1 (5) 0
No thromboembolic or elevated LFT events of concern

Conclusions
Eltrombopag increased platelet counts in subjects in all dose groups
A significant number of subjects achieved the primary endpoint (Week 4)
in all dose groups compared to placebo
Eltrombopag enabled 45/56 subjects to initiate IFN therapy
– 31 subjects completed 12 weeks of IFN therapy
Preliminary PK findings in general indicate exposure increases with dose with wide variability
No safety signals of concern in this initial short term study
Safety and efficacy data supports further investigation of eltrombopag in this patient population

2 parallel global Phase III studies
Eltrombopag
to INitiate
and Maintain Interferon Antiviral Treatment
to Benefit Subjects with Hepatitis C related Liver DiseasE
peginterferon
alfa-2a (PEGASYS)
plus ribavirin –
ENABLE 1
peginterferon
alfa-2b (PEG-Intron)
plus ribavirin –
ENABLE 2
ENABLE 1 & 2

open label
eltrombopag
Eltrombopag
+ PEG-IFN/Rib
Pre-Antiviral Phase
Open-label eltrombopag
(2 – 9 weeks)
Antiviral Phase
Randomised
(up to 48 weeks)
Placebo
+ PEG-IFN/Rib
platelets
>90,000/uL (E1)
or
100,000/uL (E2)
25mg>50mg>75mg>100mg
• 2:1 randomisation eltrombopag:placebo
• Dose titration of eltrombopag allowed throughout
• Primary endpoint = proportion of patients achieving SVR (6M off –Tx)
• N=750 dosed/675 randomised study
• 3 regions, 26 countries, >250 centres
SVR
SVR
6 months
off-Tx
Randomised Withdrawal Design

ENABLE 1 & 2 Study Design
Screening
45
Days
Platelets
<75K/µL
25mg
Pre-Antiviral Treatment Phase
Open-label eltrombopag dosed for
up to 9wks until platelet count
increases to enable initiation of
antiviral therapy.
Part 1 (2-9 Wks)
Open-Label
2 Weeks
Platelets 90K/µL*
Platelets 90K/µL*
Platelets 90K/µL*
*Platelets
<90K/µL
*Platelets
<90K/µL
*Platelets
<90K/µL
WD
START
50mg
1-2 Weeks
75mg
1-2 Weeks
100mg
1-3 Weeks
*Platelets
<90K/µL
Platelets 90K/µL*
*90K/µL (ENABLE 1)
100K/µL (ENABLE 2)
2:1 Randomisation (Eltrombopag:Placebo)
Eltrombopag
plus
Antiviral Therapy
Antiviral Treatment Phase
Randomised either to
maintain dose of
eltrombopag from Part
1 or to matched
placebo.
Part 2 ( 48 Wks)
Double-Blind
Placebo
plus
Antiviral Therapy
or
a
24 Week FU
Ocular/SVR
a
Post-last dose of
investigational
product.

SVR rate defined as percentage of subjects with non-detectable
HCV-RNA at 24 weeks post-completion of the planned treatment period
Platelet count 90-100,000/ L in Part 1
Dose modifications
Safety and tolerability
Platelet counts
PK
RVR, EVR and ETR
Health-related quality of life
Endpoints

Eltrombopag is an effective platelet stimulator in CLD
Eltrombopag can reduce need for platelet transfusion in CLD patients but final dose and safety concerns must be addressed
ENABLE studies will confirm role of eltrombopag in HCV therapy in
2011
Eltrombopag Summary

Ligand Pharmaceuticals, Inc. 72 Ligand Business Development Expanding the Partnership Pipeline Syed Kazmi, Ph.D. Vice President, Business Development and Strategic Planning

73
• Conduct only early-stage research
Do what we are good at
• Very successful track record of discovery and IND generation
–
Over 40 clinical candidates, 22 INDs, 5 drugs approved and 3 on the market
Proven and productive technology platform
• Strong research capabilities for discovering more selective drugs
• Select high quality discovery programs
Unmet medical needs
Large, non-primary care markets
Likely branded premium pricing
Tissue selective approach to reduce side effects
• Partner at appropriate value inflection point from pre-IND to clinical proof of concept
Likely partners - big pharma
Generate revenue streams from upfronts, milestones and royalties
The Business Model at Ligand

74
Ligand Unpartnered Assets
SARM
TRß
Agonist         Glucagon                   H3                   EPO
Androgen
Receptor
Modulator
Thyroid
Receptor-beta
Agonist
Glucagon
Receptor
Antagonist
Histamine H3
Receptor
Antagonist
Oral EPO
Receptor Agonist
Muscle
Wasting
Dyslipidemia Diabetes Cognitive
Disorders
Anemia
Phase Ib Pre-Clinical Pre-Clinical Pre-Clinical Pre-Clinical
Program
Disease
Status

75
Ligand Unpartnered Assets
SARM
TRß
Agonist         Glucagon                   H3                   EPO
Androgen
Receptor
Modulator
Thyroid
Receptor-beta
Agonist
Glucagon
Receptor
Antagonist
Histamine H3
Receptor
Antagonist
Oral EPO
Receptor Agonist
Muscle
Wasting
Dyslipidemia Diabetes Cognitive
Disorders
Anemia
Phase Ib Pre-Clinical Pre-Clinical Pre-Clinical Pre-Clinical
Program
Disease
Status

76
• Metabasis acquisition brings a robust IP portfolio
and industry-leading experience in liver-targeted
drug delivery using proprietary HepDirect
Technology
• Ligand brings deep experience in nuclear hormone
receptor chemistry and pharmacology for
discovering novel liver-targeted TR agonists for
hyperlipidemia
The Ligand TR-beta Program
The combination of Ligand and Metabasis creates
a synergistic drug discovery platform for
discovering liver-specific TR agonists

77
• Target validation:
TR activation in liver affects the expression of several genes, leading to reductions in LDL, triglycerides,Lp(a), and ApoB
TRß
is the major isoform expressed in liver for tissue-specific effects
• TR activation in extra-hepatic tissues result in dose-limiting side effects, including arrhythmia, muscle, bone and thyroid hormones
• Product Profile:
Oral drug lowering lipids without suppressing thyroid axis or invoking cardiovascular liabilities
Combination with statins in patients not reaching LDL goal on current maximal therapies
• Avoid mechanism-based safety concerns:
Alterations in thyroid axis – decrease in T4 and increased TSH levels
Potential for adverse cardiovascular events
Thyroid Receptor Overview

78
Dyslipidemia – Unmet Medical Need
Low Cardio Risk
Med Cardio Risk
High Cardio Risk
Statin Intolerant
26M US
Dyslipidemic
Patients
Largely Meeting
LDL Goals on
Existing Therapies
20%
15%
Approximately 9M
Patients in need of
Add-On Therapies
Add-on treatments for patients still not reaching LDL goals
on current maximal therapy is a multi-billion dollar market
TR-b Target Pop.

79
MB07811 - First generation liver-targeted prodrug
• Phase Ib study completed in 56 subjects
Clinical proof of concept with dose-dependent decrease in LDL (15-
41%), Apo B, TGs, and Lp(a)
Modest dose-related side effects including thyroid axis suppression in a small cohort of subjects
2
nd
generation Liver-selective compounds (e.g. MB10866)
• Improved preclinical safety and efficacy profiles in validated animal models
• Lead optimization studies ongoing to further improve liver selectivity
Thyroid Receptor Program Status

80
• Robust Partnering Package
Extensive clinical package with first generation drug candidate to help drive
SARs
2 generation lead candidates representing novel chemistry platforms
Strong IP for a well validated target
Potential for first-in-class NME in a growing area of unmet medical need
• Partnering Landscape
Established clinical proof of concept with MB07811 (Metabasis) and
Eprotirome (Karo Bio)
Well-defined regulatory path to approval
High unmet medical need beyond generic statins
• Differentiation from Competition
HepDirect Technology
Nuclear receptor expertise
TR Partnering Opportunity
nd

81
• LGD-4033, a Selective Androgen Receptor
Modulator (SARM), for the treatment of muscle
wasting disorders
• LGD-4033 has desirable tissue-selective
properties
A potent, full agonist on bone with anabolic and anti-
resorptive effects
A potent, full agonist on skeletal muscle with
anabolic effects
A low potency, weak agonist on prostate and
sebaceous glands with high selectivity resulting in
minimal drive on these tissues
SARM Overview
LGD-4033 retains the beneficial properties of natural
androgens, while mitigating the toxic actions and side
effects of steroidal androgens

82
• Phase I Single Ascending Dose study completed late 2009
LGD-4033 is safe and well tolerated at single doses up to 22mg
Suitable for once-daily dosing
No SAEs or dose-related clinical significant adverse events reported
• Phase I Multiple Ascending Dose study ongoing
LGD-4033 doses of 0.1 - 3mg once daily for 2-3 weeks
Objectives include safety, tolerability, and measurement of muscle protein biomarkers, lean body mass, and strength (stair climb)
• 90-day toxicology studies ongoing, allowing for seamless transition into
Phase II patient populations
SARM Program Status

83
The pipeline snapshot below is based upon the developmental agents listed for treatment of cachexia (various disease states) and sarcopenia.
Competitive Pipeline – Relevant to LGD-4033 Development
Muscle
Wasting
Disease
Development
in the US
Preclinical Preclinical
Phase II Phase I Phase III
Ostarine
(GTx-024)
LGD-3303
SARM
Ghrelin
receptor
Others
Data Source: Thomson-Pharma.com,
LGD-4033
GLPG-0492
Anamorelin
(RC-1291)
VT-122
imidapril

84
• Robust Partnering Package
• New NME with clinical POC data for a well validated target
• A large library of novel SARM back-up candidates
• Blockbuster drug potential in a high unmet medical need area
• Partnership Landscape
Multiple commercial markets allow for both large and orphan indications
• Muscle Wasting Disorders (cachexia, sarcopenia, frailty)
• Rehabilitation
• Muscular dystrophy
• Osteoporosis (in men and women)
• Differentiation from Competition
Higher potency
Oral dosing
Enhanced tissue Selectivity
LGD-4033 Partnering Opportunity

Ligand Pharmaceuticals, Inc.
85
Selective Androgen Receptor Modulator
LGD-4033
Shalendar Bhasin, M.D.
Professor of Medicine, Boston University School of Medicine
Chief, Section of Endocrinology, Diabetes, and Nutrition
Director, Boston Claude D. Pepper Older Americans Independence
Center for Function Promoting Anabolic Therapies
Principal Investigator, LGD-4033 Phase Ib Clinical Trial

UNIVERSITAS BOSTONIENSIS
CONDITA MDCCCXXXIX

BOSTON MEDICAL CENTER

86
Shalender Bhasin, MD
Professor of Medicine,
Boston University School of Medicine
Chief, Section of Endocrinology, Diabetes, and Nutrition
Director, Boston Claude D. Pepper Older Americans Independence
Center for Function Promoting Therapies
Boston Medical Center
The Unment Medical Need for a SARM Therapeutic
The Unment Medical Need for a SARM Therapeutic

Percent of total population
25
20
15
10
5
0
Population aged 65 and over
1950
1975
2000
2025
2050
2075

Note: Projections based on intermediate assumptions of the *2002 Trustees Report.*

Source: *The 2002 Annual Report of the Board of Trustees of the Federal Old-Age and Survivors Insurance and Disability Insurance Trust*

Aged Population as a Share of Total U.S. Population Continues to Grow

88 Age-Related Decline in Lean Mass and Muscle Strength (BLSA; Roy et al 2002) Age (years) Leg and Arm Lean Mass (kg) Quadriceps and Biceps Strength (N) Age (years)

89
Aging baby boomers: 65+ will grow from 35 million in
2000 to over 70 million in 2030.
Recent rate of disability —40% (ACS, 2004).
The oldest old: the fastest growing segment
Grow from 3.0 to 6.2 million in the next decade
Social Security Disability Program and the Supplemental
Security Program pay $62.5 billion yearly to 7.5 million
disabled persons; this amount will grow several-fold.
Growth in Disability Among Older Adults:
The Staggering Economic Cost

90
The Unmet Medical Need – Frailty & Sarcopenia
• Age-related loss of muscle
mass, strength and
functionality
• Estimated 10 million
Americans over the age of 65
suffer from sarcopenia
• Currently no FDA-approved
treatment options available

91
Rationale for Function Promoting Anabolic Therapies
Androgen
Therapy
Alterations in
Gene Expression
Stem Cell
Commitment
Increased
Muscle Mass
Increased
Muscle Strength
and Performance
Improved
Physical Function
Decreased Physical Dependence,
Improved Health Perceptions
and Health-Related Outcomes

92
-2
-1
0
1
2
3
4
5
6
7
8
9
10
Young Men (18-34)
Older Men (60-75)
T Dose (mg) 25 50 125 300 600
Change in
FFM (kg)
T Dose Effect P <0.0001
Age Effect P = 0.22
Change in T X age P = 0.46
Bhasin et al, JCEM
2005
Testosterone Dose Response in Young and Older Men:
Testosterone Dose Response in Young and Older Men:
Change in Fat Free Mass
Change in Fat Free Mass

93
The Need for a SARM Therapeutic
80 years of empiric, clinical, epidemiological, and clinical trials data provide
80 years of empiric, clinical, epidemiological, and clinical trials data provide unequivocal evidence that androgens increase skeletal muscle mass and unequivocal evidence that androgens increase skeletal muscle mass and strength.
strength.
Testosterone is not the answer
Testosterone is not the answer
– Concern about potential adverse effects on prostate
– Many older men have microscopic foci of prostate cancer. Testosterone might make these subclinical foci grow.
– Inherent bias towards detection of greater number of prostate events in
Testosterone-treated men
We need a SARM
SARMs are non-steroidal and rogens that act preferentially on skeletal muscle while sparing tissues associated with side effects, like the prostate

94
Potential Indications for SARMS are Broader than Frailty Elderly
• Osteoporosis
• Anemia
• Sexual dysfunction
• Men with prostate cancer who are deemed cured after
radical prostatectomy
• Muscle wasting
• Cancer cachexia
• COPD
• Chronic Kidney Disease
Potential Indications for SARMS are Broader than Frailty

95
• Selective Androgen Receptor Modulator (SARM) that
has the following properties
– Anabolic in muscle and bone
– Restores libido/sexual function (CNS-active)
– Minimal or no drive on prostate in men
– Minimal or no virilization in women
– No adverse cardiovascular or hepatic effects at therapeutic doses
– Non-steroidal – cannot be converted to estrogen
SARM Therapeutic Target Profile

96
Clinical Trial of Ostarine: Increased Total Lean
Mass and Decreased Total Fat Mass
J Dalton. Data presented at 2007 Endo Meeting, Toronto.
We Need More Potent SARMs with Greater Tissue Selectivity
Total Lean Mass (all subjects)
-500
0
500
1000
1500
2000
2500
3000
Placebo 0.1 mg 0.3 mg 1 mg 3 mg
Dose
# p<0.001 compared to placebo, p<0.0001 compared to baseline
* p=0.055 compared to placebo, p=0.020 compared to baseline
#
*
Total Fat Mass (all subjects)
-500
0
500
1000
1500
Placebo 0.1 mg 0.3 mg 1 mg 3 mg
Dose
# p=0.049 compared to placebo
#

97
• Ligand is developing LGD-4033, a Selective Androgen Receptor Modulator (SARM),
for the treatment of muscle wasting disorders
• LGD-4033 has desirable tissue-selective properties
– A potent, full agonist on bone with anabolic and anti-resorptive effects
– A potent, full agonist on skeletal muscle with anabolic effects
– A low potency agonist on prostate with high selectivity resulting in minimal drive on the prostate
– A weak, low potency agonist on sebaceous glands resulting in minimal drive on these tissues
LGD-4033 Overview
LGD-4033 retains the beneficial properties of natural androgens, while mitigating the toxic actions and side effects of steroidal androgens

98
Tissue selectivity of LGD-4033
for skeletal muscle vs. prostate
LGD-4033
0
50
100
150
200
Prostate
Muscle
>500x
Dose (mg/kg/day, po)
Ostarine
0
50
100
150
200
>390x
Comparison of LGD-4033 and Ostarine in the rat model for male hypogonadism

Muscle Weight (mg)
Plantaris
400
300
0
Vehicle
LGD-4033
Gastrocnemius
2000
1800
1600
1400
0
Vehicle
LGD-4033
Biceps Brachii
200
150
0
Vehicle
LGD-4033

99 LGD-4033 Increases Muscle Mass Throughout the Body * * * Effect of LGD-4033 on the weight of skeletal muscle in female rats treated once daily with 3 mg/kg LGD-4033 for 4 weeks

LEVATOR ANI
WEIGHT (mg/100 g BW)
0,01
0,1
1
10
100

Change in
Lumbar BMD (%)
0.01
0.1
1
10

100
LGD-4033: Similar Potency on Muscle and Bone
Indicates Potential for Treating Osteoporosis
Dose (mg/kg/day, po)
-4
-2
0
2
4
6
8
10
Lumbar Spine DEXA Analysis in Female Rats
Skeletal Muscle Weight in Male Rats
Dose (mg/kg p.o.)
0
20
40
60
80
100
120

101
Study Objective Key Observations
SAD
—
001
Single dose safety and
tolerability /
Pharmacokinetics
0.1-22 mg
Well tolerated at all doses;
Dose proportional AUC; T
1/2
:
~26-38 hrs
No SAE’s reported
MAD
—
002
Multiple dose safety
and tolerability /
Pharmacokinetics
Study ongoing
LGD-4033 Phase I Development - Overview

102
• Drug exposure was high and dose-proportional after a
single oral dose suggesting that a low dose will give
sufficient systemic exposure to be therapeutically
effective
• Elimination half-life (t
1/2
31 hours) consistent with once-
a-day oral dosing
• No serious adverse events occurred
• A total of 5 mild-to-moderate AEs were considered drug-
related by the investigator
– No AE was dose-related
– No more than one drug-related AE was observed in any MedRA category
Summary of Single Ascending Dose Study
(L4033-01)

103
L4033-02 Multiple Ascending Dose Study
3 mg Dose
Cohort 4
(N=8)
*
1 mg Dose
Cohort 3
(N=20)
0.3 mg
Dose
Cohort 2
(N=20)
0.1 mg
Dose
Cohort 1
(N=8)
Biomarkers:
DEXA for Lean Body Mass, 1-RM for strength, FSR for muscle
protein synthesis
Healthy Males: 21-50 years
Doses: 0.1, 0.3, 1 & 3 mg
Treatment Duration: 21 days
Objective:
Evaluation of Safety, Tolerability,
Pharmacokinetics (PK) and Pharmacodynamics (PD)
Design:
Single-center, randomized, double-blind, placebo-
controlled, sequential escalation, once-daily for 3 weeks

104
Regulatory Pathway for SARM Drugs
• Demonstrating improvements in:
– Physical function
– Health outcomes, such as quality of life, reduction in falls
• FDA feedback on required primary end points for Phase IIb as disclosed by GTx
– Total lean body mass
– Performance measure (e.g.Stair climb)
– Weight is not an acceptable end point
NIA-Academic Task Force is establishing
a regulatory pathway - Held in US and
Europe

105
Conclusion
• Growth in the aged population presents an enormous
unmet need for function promoting therapies
• Testosterone demonstrates the benefits of androgens in
the frail elderly, but adverse effects limit its use
• SARMs may produce equal or better functional
improvements with more a favorable safety profile
• LGD-4033 demonstrates a promising profile of high
potency and selectivity in a SARM

106 106